UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTB	The New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 18, 2026, Robert E. James, Jr. retired as a director of HomeTrust Bancshares, Inc. (the "Company"), the holding company for HomeTrust Bank (the "Bank"), effective at the completion of the Company's annual meeting of stockholders held that day (the "Annual Meeting"). Mr. James also retired as a director of the Bank.
Item 5.07 Submission of Matters to a Vote of Security Holders
The voting results of the Annual Meeting were as follows:
Proposal 1: Election of three directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jesse J. Cureton, Jr.	10,653,586	997,158	3,108,388
Dwight L. Jacobs	11,313,073	337,671	3,108,388
Narasimhulu Neelagaru	10,468,268	1,182,476	3,108,388
The Company’s directors are elected by a plurality of the votes cast. Accordingly, each of the individuals named above was elected to the term for which they were nominated (a three-year term in the case of Mr. Cureton and Mr. Jacobs and a one-year term in the case of Dr. Neelagaru).
Proposal 2: Advisory (non-binding) vote on executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,075,758	279,125	295,861	3,108,388
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.
Proposal 3: Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,599,293	112,299	47,540	0
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: May 19, 2026	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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